Zea Capital Fund LLC

Unit Transfer Policy

1.           Introduction.  This Unit Transfer Policy (“Policy”) of Zea Capital Fund LLC (the “Company”) is adopted on this 9th day of September, 2009, by the Board of Directors of the Company pursuant to Section 4.1(h) of the Company’s Limited Liability Company Agreement dated July 24, 2009 (the “Operating Agreement”).  All terms not otherwise defined herein shall have the meaning ascribed to them in the Operating Agreement.

2.           Procedures and General Rules.

(a)           Unitholders wishing to Transfer one or more Units must send to the Company a completed Transfer Request and Agreement in the form attached to this Policy as Appendix 1 which has been executed by both the transferor(s) and the transferee(s).  The Transfer Request and Agreement must be sent to the Company at the following address:

Zea Capital Fund LLC
Attention: Transfers
118 Third Avenue, SE, Suite 630
Cedar Rapids, Iowa 52401

(b)           The Company reserves the right to request a non-refundable check in the amount determined by Company made out to “Zea Capital Fund LLC” to cover the costs incurred by the Company respecting a request for a Transfer, which may include administrative expenses and professional fees.  The Board reserves the right to require the transferor Member to reimburse the Company for any additional reasonable costs incurred in connection with responding to and effecting a requested Transfer.

(c)           The Company may request additional information respecting a Transfer, including an opinion of the transferor’s counsel, as discussed below.

(d)           All requests for Transfers will be aggregated and submitted for Board action once every three months.

(e)           The transferor will be notified by the Company whether the Board has approved the request following the Board meeting in which the request is considered.  In the event a request for either a Transfer is denied, the materials submitted by the Member will be returned, excepting the check (if required).

(f)           If a Transfer request is granted by the Board, the Transfer will become effective as to the transfer of ownership and as to allocation matters as provided in this Policy.

3.           General Limitations.  The Board has discretion to approve any request for a Transfer.  In addition to the information required elsewhere in this Policy, the Board, in connection with its approval of a Transfer, may require the transferor Member to provide an opinion of counsel reasonably acceptable to the Board that: (i) the proposed Transfer, alone or when combined with other transactions, would not result in: (A) a termination of the Company within the meaning of Code Section 708 (or, if so, that no material adverse tax consequences would result to the Company or the Members by reason of such termination), (B) the Company’s losing its status as a partnership for income tax purposes, or (C) the taxation of the Company as a publicly-traded partnership for income tax purposes; and (ii) the Unit(s) may be Transferred without registration under the Securities Act of 1933 or analogous state law.

4.           Publicly Traded Partnership Limitations.  The Board will not permit a Transfer if the Transfer would cause the Company to be treated as a publicly-traded partnership (“PTP”).  The Code and the regulations adopted under the Code (the “Regulations”) provide that if more than 2% of the Company’s outstanding Units are Transferred in any Fiscal Year, the Company will be treated as a PTP (the “PTP Limitations”).  The Code and the Regulations, however, do provide that

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certain types of Transfers which are not counted toward the PTP Limitations.  Those exemptions include the following (collectively, the “Exemptions”):

(a)           A Transfer in which the basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Code Section 732.

(b)           A Transfer at death, including transfers from an estate or testamentary trust.

(c)           A Transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.  Uncles, aunts and relatives through marriage are not included in this definition of “family.”  Accordingly, a proposed Transfer where the transferees are joint tenants will not fit within this Exemption, unless both joint tenants are related by family as defined in the Regulation.

(d)           A Transfer involving the issuance of Units by (or on behalf of) the Company in exchange for cash, property, or services.

(e)           A Transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.

(f)           One or more Transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2 % of the total outstanding Units.

(g)           A Transfer pursuant to a redemption or repurchase agreement exercisable onl y on (i) the Unitholder’s death, disability or mental incompetence, or (ii) the retirement or termination of the performance of services by an individual who had actively participated in the Company’s management or performed services on a full-time basis for the Company.

(h)           A Transfer pursuant to a closed end redemption plan (a plan in which (i) the Company only issues Units with the initial offering, and (ii) no Member or person related to any Member provides contemporaneous opportunities to acquire interests in similar or related partnerships which represent substantially identical investments).

(i)           A Transfer by one or more Unitholders of Units representing in aggregate 50% or more of the total Units in one transaction or a series of related transactions.

The Board generally will not permit a Transfer if it does not meet one of the Exemptions, but there may be cases where the Board may permit a Transfer even if it does not meet one of the Exemptions, to the extent the Company otherwise falls within the PTP Limitations for that Fiscal Year.  The Board reserves the right to make its own determination as to whether (i) a proposed Transfer meets an Exemption, (ii) the Company will stay within the PTP Limitations for a Fiscal Year, and (iii) it should not permit a Transfer in any event.

5.           Conventions Respecting Unit Transfers.

(a)           For purposes of effecting the Transfer of ownership in a Unit, any Transfer of a Unit shall be deemed effective (the “Transfer Date”) as of the date: (i) which the Transfer occurs (as reflected in the Private Transfer Request and Agreement), (ii) the transferee’s name and address and the nature and extent of the Transfer are reflected in the records of the Company, including the Company’s register of Unitholders, and (iii) all other requirements imposed by the Board respecting such Transfer have been satisfied.

(b)           For purposes of the allocation of items of Company profit, gain, loss, deductions and distributions (collectively, along with all Company-related allocations under the Operating Agreement, the “Allocations”), the effective date of a Transfer will be determined by reference to quarterly (on the basis of the Company’s Fiscal Year) interim periods (“Interim Periods”).  On the first day of an Interim Period immediately succeeding the Interim Period in which a

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Transfer Date occurs (the “Allocation Date”), the Allocations will apply to such Unit(s) Transferred as follows: (i) on the Allocation Date, all Allocations respecting the Transferred Unit(s) applicable on or after the Allocation Date will apply to the transferee, and (ii) prior to the Allocation Date, regardless of the Transfer Date, all Allocations respecting the transferred Unit(s) will be allocated or distributed, as applicable, to the transferor.

Appendix I

Transfer Request and Agreement

Zea Capital Fund LLC

THIS TRANSFER REQUEST AND AGREEMENT (“Agreement”) is made and entered into as of the date provided on the signature page by and among Zea Capital Fund LLC, a Delaware limited liability company (the “Company”), the party(ies) identified below as the “Transferor(s)” (“Transferor”), and the party(ies) identified below as the “Transferee(s)” (“Transferee,” together with Transferor, the “Transfer Parties”), with respect to the Unit(s) of the Company Transferor wishes to Transfer to Transferee (the “Assigned Units”).  Unless otherwise provided herein, all capitalized terms shall have the meanings ascribed to them in the Limited Liability Company Agreement of the Company dated July 24, 2009 (the “Operating Agreement”).

1.           Identification of the Transfer Parties and the Assigned Units:

Transferor(s):

Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________
State:	_______________________
Zip Code:	_______________________
Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________
State:	_______________________
Zip Code:	_______________________
Transferee(s):

Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________

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State:	_______________________
Zip Code:	_______________________
Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________
State:	_______________________
Zip Code:	_______________________

Assigned Unit(s):

	Date(s) the Assigned Units were purchased by Transferor:	Number of Units to be Transferred (whole Units only):	Number of Units to be Retained by Transferor(s) (if any):

	_______________	________	________

Prior Transfers by Transferor:

Has the Transferor ever Transferred Company Units in the past?

☐	Yes
☐	No

If “Yes,” please indicate when the Transferor last Transferred any Units, the number of Units Transferred, and to who.
_____________________________________________________________________________________

2.           Type of Transfer:

Transferor requests the Board of Directors of Company to approve the following type of Transfer (check one):

☐
A Transfer in which the basis of the Assigned Units in the hands of the Transferee is determined, in whole or in part, by reference to its basis in the hands of the Transferor or is determined under Code Section 732, such as a gift.

☐	A Transfer at death, including transfers from an estate or testamentary trust.
☐
A Transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants1.
Relationship of Transferee to Transferor: ______________________________________________________

☐	A Transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.
☐
One or more Transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2% of the total outstanding Units.

1 Uncles, aunts and relatives through marriage are not included in the definition of “family,” and accordingly, a Transfer to joint tenants, where one of the joint tenants is not otherwise so related, does not fit within this type of Transfer.  Proposed Transfers to joint tenants may only be made to the one spouse having the family relationship to the Transferor provided above.

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☐	A Transfer by one or more Members of Units representing in aggregate 50% or more of the total Units in one transaction or a series of related transactions.
☐	None of the above apply.

3.           Security Interests:

Transferor and Transferee certify to the Company that (choose one):

☐	Transferor has not granted to a lender a security interest in the Assigned Units.
☐	Transferor has granted to a lender a security interest in the Assigned Units and the lender’s consent and transfer instructions accompany this Agreement.

4.           Documents Enclosed:

Transferor and Transferee have enclosed all of the following documents, as applicable:

☐	Executed counterpart signature page to the Operating Agreement for each Transferee which is not already a Member of the Company.
☐	Lender’s consent and transfer instructions (if Transferor has granted a security interest in the Assigned Units to a lender).
☐	Copies of all documents which the Company requests or which will assist the Board of Directors in determining that the Transfer qualifies as the type of Transfer indicated in Section 2 above.
☐	A certified copy of a death certificate, letters of appointment or designation of attorney form (if the Transfer is requested due to a Member’s death).
☐	Title page, signature page and trustee indemnification page of trust instrument (if the Transfer is to a trust).
☐
Resolution of board or governing body approving the Transfer, and copies of bylaws, operating or partnership agreement, as applicable (if Transfer is from or to a corporation, limited liability company or partnership).

5.           Assignment of Assigned Units:

(a)
For good and valuable consideration paid by Transferee to Transferor, the receipt and sufficiency of which are hereby acknowledged by the Transfer Parties, Transferor hereby sells, transfers and assigns to Transferee, effective upon the effectiveness of this Agreement, all of Transferor’s right, title and interest in and to the Assigned Units.  The Assigned Units so transferred shall include, without limitation, the following: (i) that portion of Transferor’s capital account reflected on the books of the Company that is attributable to the Assigned Units, (ii) Transferor’s right, title and interest in and to the assets of the Company and the Profits, Losses and Distributions, if any, of the Company attributable to the Assigned Units; and (iii) the right to vote as a Member of the Company as provided in the Operating Agreement attributable to the Assigned Units.

(b)
Upon the effectiveness of this Agreement, Transferee shall be entitled to exercise all of the rights, powers and privileges, and shall be obligated to perform all of the duties and obligations, of Transferor which may presently or hereafter exist with respect to the Assigned Units.  This Agreement shall be binding on and inure to the benefit of the successors, legal representatives, and assigns of Transferee and Transferor.

(c)	TRANSFEROR AND TRANSFEREE ACKNOWLEDGE THAT THE PROPOSED TRANSFER IS INCOMPLETE AND INVALID UNLESS AND UNTIL THE COMPANY’S BOARD OF DIRECTORS APPROVES THIS AGREEMENT.

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6.           Representations, Warranties and Covenants of Transferee:

Transferee hereby acknowledges, represents and warrants to, and agrees with, the Transferor and the Company as follows:

(a)	Transferee has reached the age of majority in the state in which Transferee resides.

(b)	Transferee is not relying on any information provided by the Company to the Transferee with respect to Transferee’s acquisition of the Assigned Units.

(c)
Transferee intends to acquire the Assigned Units for his/her/its own account without a view to subsequent distribution or resale and that he/she/it has no contract, undertaking, agreement or arrangement to sell or otherwise Transfer or dispose of any of the Assigned Units or any portion thereof to any other person.

(d)
Transferee understands that the Assigned Units are subject to substantial restrictions on Transfer under applicable tax and securities laws along with restrictions in the Operating Agreement and agrees that if the Assigned Units or any part thereof are sold or distributed in the future, the Transferee shall sell or distribute them pursuant to the terms of the Operating Agreement, and the requirements of the Securities Act of 1933, applicable analogous state laws, and applicable tax laws.

(e)
Transferee agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of Units from the Transferor to the Transferee.

(f)	Transferee understands that, to enforce the above restrictions, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all Assigned Units.

(g)
Under penalties of perjury, Transferee certifies that: (i) the number shown on this Agreement is the Transferee’s correct taxpayer identification number (or the Transferee is waiting for a number to be issued), and (ii) the Transferee is not subject to backup withholding because: (A) he/she/it is exempt from backup withholding, or (B) he/she/it has not been notified by the Internal Revenue Service that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified him/her/it that he/she/it is no longer subject to backup withholding.

(h)
Transferee has received a copy of the Operating Agreement and acknowledges that the Assigned Units are subject to various restrictions on transfer set forth in the Operating Agreement and agrees that all such restrictions shall apply to the Assigned Units.

(i)
Within five days after receipt of a request from the Company, Transferee hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all provisions of the Operating Agreement and laws, regulations and ordinances to which the Company is subject.

(j)
The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by Transferee to the Transferor and the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the closing of the assignment of the Assigned Units as if made on and as of such date and shall survive such date.

(k)
Transferee hereby accepts the foregoing assignment, and by signing this document expressly agrees to be bound by all of the terms, covenants, conditions and obligations imposed on or applicable to the Assigned Units, agrees to be bound by the terms and conditions set forth in the

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Operating Agreement, and assumes and agrees to pay and perform any and all duties, obligations and liabilities which may hereafter arise with respect to the Assigned Units.

(l)
TRANSFEREE ACKNOWLEDGES AND UNDERSTANDS THAT THE ASSIGNMENT OF THE ASSIGNED UNITS CONTEMPLATED IN THIS AGREEMENT WILL BE OF NO FORCE OR EFFECT UNTIL SUCH TIME AS THE COMPANY HAS DETERMINED, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT: (i) SUCH TRANSFER WOULD NOT (A) RESULT IN THE TERMINATION OF THE COMPANY UNDER SECTION 708 OF THE INTERNAL REVENUE CODE, (B) CAUSE THE COMPANY TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION FOR TAX PURPOSES, OR (C) CAUSE THE COMPANY TO BE A “PUBLICLY TRADED PARTNERSHIP” UNDER THE INTERNAL REVENUE CODE; (ii) THE TRANSFEREE HAS PAID THE COMPANY ANY AND ALL COSTS AND EXPENSES INCURRED BY THE COMPANY IN CONNECTION WITH SUCH TRANSFER; AND (iii) THE TRANSFEREE HAS COMPLIED WITH ALL OTHER REQUIREMENTS NECESSARY TO CREATE AN EFFECTIVE TRANSFER OF THE ASSIGNED UNITS.

7.           Representations, Warranties and Covenants of Transferor:

Transferor hereby acknowledges, represents and warrants to, and agrees with, the Transferee and the Company as follows:

(a)	Transferor represents that the proposed Transfer of the Assigned Units is exempt from the applicable registration requirements of any Securities Act.

(b)
Transferor hereby covenants that it will, at any time, and from time to time, upon written request therefor, execute and deliver to Transferee any new or confirmatory instruments, and do and perform any and all other acts, which Transferee may reasonably request in order to fully assign, transfer and vest the Assigned Units in Transferee.

(c)
Transferor agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of Units from the Transferor to the Transferee.

(d)
Transferor understands that, to enforce the restrictions contained in Section 6 above, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all Assigned Units.

(e)
Under penalties of perjury, Transferor certifies that: (i) the number shown on this Agreement is the Transferor’s correct taxpayer identification number (or the Transferor is waiting for a number to be issued), and (ii) the Transferor is not subject to backup withholding because: (A) he/she/it is exempt from backup withholding, or (B) he/she/it has not been notified by the Internal Revenue Service that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified him/her/it that he/she/it is no longer subject to backup withholding.

8.           Miscellaneous:

(a)
Upon the satisfaction of all of the conditions set forth in this Agreement and the Operating Agreement, and upon the Company’s acceptance of the Transfer, the Company will make a proper notation of such Transfer in the Company’s records and reflect the ownership of the Assigned Units in the name of the Transferee in its Unit register.

(b)	This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, but all of which together constitute one and the same instrument.

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(c)	This Agreement shall be governed by the laws of the state of Delaware, without regard to its conflicts of laws provisions.

[Remainder of page intentionally left blank]

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INDIVIDUAL TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.

TRANSFEROR:

Signature:__________________________________________________

Printed Name:_______________________________________

INDIVIDUAL TRANSFEROR ACKNOWLEDGMENT:

STATE OF _________                      )
) ss.
COUNTY OF _________                   )

The foregoing instrument was acknowledged before me this ____ day of ________, by _________________________.

________________________________________
Notary Public

My Commission Expires:

                ___________________________________

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ENTITY TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.

TRANSFEROR:

_______________________________________________
(Transferor name)

By:________________________________________

Name:______________________________________

ENTITY ACKNOWLEDGMENT

State of ____________________)
County of __________________) ss.

On this _____ day of ______________, 200__ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

__________________________________________
Notary Public/Commissioner of Oath

My Commission Expires_________________

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INDIVIDUAL TRANSFEREE SIGNATURE PAGE

TRANSFEREE:

Signature:_________________________________________

Printed Name:______________________________________

INDIVIDUAL TRANSFEREE ACKNOWLEDGMENT:

STATE OF _________                      )
) ss.
COUNTY OF _________                   )

The foregoing instrument was acknowledged before me this ____ day of _____________, by _________________________.

________________________________________
Notary Public

My Commission Expires:

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ENTITY TRANSFEREE SIGNATURE PAGE

Dated this ____ day of ______________, 20___.

TRANSFEREE:

_______________________________________________
(Transferee name)

By:____________________________________

Name:__________________________________

ENTITY ACKNOWLEDGMENT

State of ____________________)
County of __________________) ss.

On this _____ day of ______________, 200__ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

__________________________________________
Notary Public/Commissioner of Oath

My Commission Expires_________________

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Consent to the Transfer and Assignment of Units:

THE COMPANY:

Zea Capital Fund LLC,
a Delaware limited liability company

Signature:_______________________________________

Printed Name:____________________________________

Title:___________________________________________

Date: ___________________________________________

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Zea Capital Fund LLC

Unit Transfer Policy

1.           Introduction.  This Unit Transfer Policy (“Policy”) of Zea Capital Fund LLC (the “Company”) is adopted on this 9th day of September, 2009, by the Board of Directors of the Company pursuant to Section 4.1(h) of the Company’s Limited Liability Company Agreement dated July 24, 2009 (the “Operating Agreement”).  All terms not otherwise defined herein shall have the meaning ascribed to them in the Operating Agreement.

2.           Procedures and General Rules.

(a)           Unitholders wishing to Transfer one or more Units must send to the Company a completed Transfer Request and Agreement in the form attached to this Policy as Appendix 1 which has been executed by both the transferor(s) and the transferee(s).  The Transfer Request and Agreement must be sent to the Company at the following address:

Zea Capital Fund LLC
Attention: Transfers
118 Third Avenue, SE, Suite 630
Cedar Rapids, Iowa 52401

(b)           The Company reserves the right to request a non-refundable check in the amount determined by Company made out to “Zea Capital Fund LLC” to cover the costs incurred by the Company respecting a request for a Transfer, which may include administrative expenses and professional fees.  The Board reserves the right to require the transferor Member to reimburse the Company for any additional reasonable costs incurred in connection with responding to and effecting a requested Transfer.

(c)           The Company may request additional information respecting a Transfer, including an opinion of the transferor’s counsel, as discussed below.

(d)           All requests for Transfers will be aggregated and submitted for Board action once every three months.

(e)           The transferor will be notified by the Company whether the Board has approved the request following the Board meeting in which the request is considered.  In the event a request for either a Transfer is denied, the materials submitted by the Member will be returned, excepting the check (if required).

(f)           If a Transfer request is granted by the Board, the Transfer will become effective as to the transfer of ownership and as to allocation matters as provided in this Policy.

3.           General Limitations.  The Board has discretion to approve any request for a Transfer.  In addition to the information required elsewhere in this Policy, the Board, in connection with its approval of a Transfer, may require the transferor Member to provide an opinion of counsel reasonably acceptable to the Board that: (i) the proposed Transfer, alone or when combined with other transactions, would not result in: (A) a termination of the Company within the meaning of Code Section 708 (or, if so, that no material adverse tax consequences would result to the Company or the Members by reason of such termination), (B) the Company’s losing its status as a partnership for income tax purposes, or (C) the taxation of the Company as a publicly-traded partnership for income tax purposes; and (ii) the Unit(s) may be Transferred without registration under the Securities Act of 1933 or analogous state law.

4.           Publicly Traded Partnership Limitations.  The Board will not permit a Transfer if the Transfer would cause the Company to be treated as a publicly-traded partnership (“PTP”).  The Code and the regulations adopted under the Code (the “Regulations”) provide that if more than 2% of the Company’s outstanding Units are Transferred in any Fiscal Year, the Company will be treated as a PTP (the “PTP Limitations”).  The Code and the Regulations, however, do provide that certain types of Transfers which are not counted toward the PTP Limitations.  Those exemptions include the following (collectively, the “Exemptions”):

(a)           A Transfer in which the basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Code Section 732.

(b)           A Transfer at death, including transfers from an estate or testamentary trust.

(c)           A Transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.  Uncles, aunts and relatives through marriage are not included in this definition of “family.”  Accordingly, a proposed Transfer where the transferees are joint tenants will not fit within this Exemption, unless both joint tenants are related by family as defined in the Regulation.

(d)           A Transfer involving the issuance of Units by (or on behalf of) the Company in exchange for cash, property, or services.

(e)           A Transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.

(f)           One or more Transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2 % of the total outstanding Units.

(g)           A Transfer pursuant to a redemption or repurchase agreement exercisable onl y on (i) the Unitholder’s death, disability or mental incompetence, or (ii) the retirement or termination of the performance of services by an individual who had actively participated in the Company’s management or performed services on a full-time basis for the Company.

(h)           A Transfer pursuant to a closed end redemption plan (a plan in which (i) the Company only issues Units with the initial offering, and (ii) no Member or person related to any Member provides contemporaneous opportunities to acquire interests in similar or related partnerships which represent substantially identical investments).

(i)           A Transfer by one or more Unitholders of Units representing in aggregate 50% or more of the total Units in one transaction or a series of related transactions.

The Board generally will not permit a Transfer if it does not meet one of the Exemptions, but there may be cases where the Board may permit a Transfer even if it does not meet one of the Exemptions, to the extent the Company otherwise falls within the PTP Limitations for that Fiscal Year.  The Board reserves the right to make its own determination as to whether (i) a proposed Transfer meets an Exemption, (ii) the Company will stay within the PTP Limitations for a Fiscal Year, and (iii) it should not permit a Transfer in any event.

5.           Conventions Respecting Unit Transfers.

(a)           For purposes of effecting the Transfer of ownership in a Unit, any Transfer of a Unit shall be deemed effective (the “Transfer Date”) as of the date: (i) which the Transfer occurs (as reflected in the Private Transfer Request and Agreement), (ii) the transferee’s name and address and the nature and extent of the Transfer are reflected in the records of the Company, including the Company’s register of Unitholders, and (iii) all other requirements imposed by the Board respecting such Transfer have been satisfied.

(b)           For purposes of the allocation of items of Company profit, gain, loss, deductions and distributions (collectively, along with all Company-related allocations under the Operating Agreement, the “Allocations”), the effective date of a Transfer will be determined by reference to quarterly (on the basis of the Company’s Fiscal Year) interim periods (“Interim Periods”).  On the first day of an Interim Period immediately succeeding the Interim Period in which a

Transfer Date occurs (the “Allocation Date”), the Allocations will apply to such Unit(s) Transferred as follows: (i) on the Allocation Date, all Allocations respecting the Transferred Unit(s) applicable on or after the Allocation Date will apply to the transferee, and (ii) prior to the Allocation Date, regardless of the Transfer Date, all Allocations respecting the transferred Unit(s) will be allocated or distributed, as applicable, to the transferor.

Appendix I

Transfer Request and Agreement

Zea Capital Fund LLC

THIS TRANSFER REQUEST AND AGREEMENT (“Agreement”) is made and entered into as of the date provided on the signature page by and among Zea Capital Fund LLC, a Delaware limited liability company (the “Company”), the party(ies) identified below as the “Transferor(s)” (“Transferor”), and the party(ies) identified below as the “Transferee(s)” (“Transferee,” together with Transferor, the “Transfer Parties”), with respect to the Unit(s) of the Company Transferor wishes to Transfer to Transferee (the “Assigned Units”).  Unless otherwise provided herein, all capitalized terms shall have the meanings ascribed to them in the Limited Liability Company Agreement of the Company dated July 24, 2009 (the “Operating Agreement”).

1.           Identification of the Transfer Parties and the Assigned Units:

Transferor(s):

Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________
State:	_______________________
Zip Code:	_______________________
Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________
State:	_______________________
Zip Code:	_______________________
Transferee(s):

Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________

State:	_______________________
Zip Code:	_______________________
Name:	___________________________________________________________
Social Security Number:	_____-___-_____
-or-
Tax Identification Number:	_____-___-_____
Home Telephone Number:	(____)-_____-_______
Work Telephone Number:	(____)-_____-_______
Street Address:	___________________________________________________________
City:	_______________________
State:	_______________________
Zip Code:	_______________________

Assigned Unit(s):

	Date(s) the Assigned Units were purchased by Transferor:	Number of Units to be Transferred (whole Units only):	Number of Units to be Retained by Transferor(s) (if any):

	_______________	________	________

Prior Transfers by Transferor:

Has the Transferor ever Transferred Company Units in the past?

☐	Yes
☐	No

If “Yes,” please indicate when the Transferor last Transferred any Units, the number of Units Transferred, and to who.
_____________________________________________________________________________________

2.           Type of Transfer:

Transferor requests the Board of Directors of Company to approve the following type of Transfer (check one):

☐
A Transfer in which the basis of the Assigned Units in the hands of the Transferee is determined, in whole or in part, by reference to its basis in the hands of the Transferor or is determined under Code Section 732, such as a gift.

☐	A Transfer at death, including transfers from an estate or testamentary trust.
☐
A Transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants1.
Relationship of Transferee to Transferor: ______________________________________________________

☐	A Transfer involving distributions from a retirement plan qualified under Code Section 401(a) or an individual retirement account.
☐
One or more Transfers by a Member and any related persons (within the meaning of Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2% of the total outstanding Units.

1 Uncles, aunts and relatives through marriage are not included in the definition of “family,” and accordingly, a Transfer to joint tenants, where one of the joint tenants is not otherwise so related, does not fit within this type of Transfer.  Proposed Transfers to joint tenants may only be made to the one spouse having the family relationship to the Transferor provided above.

☐	A Transfer by one or more Members of Units representing in aggregate 50% or more of the total Units in one transaction or a series of related transactions.
☐	None of the above apply.

3.           Security Interests:

Transferor and Transferee certify to the Company that (choose one):

☐	Transferor has not granted to a lender a security interest in the Assigned Units.
☐	Transferor has granted to a lender a security interest in the Assigned Units and the lender’s consent and transfer instructions accompany this Agreement.

4.           Documents Enclosed:

Transferor and Transferee have enclosed all of the following documents, as applicable:

☐	Executed counterpart signature page to the Operating Agreement for each Transferee which is not already a Member of the Company.
☐	Lender’s consent and transfer instructions (if Transferor has granted a security interest in the Assigned Units to a lender).
☐	Copies of all documents which the Company requests or which will assist the Board of Directors in determining that the Transfer qualifies as the type of Transfer indicated in Section 2 above.
☐	A certified copy of a death certificate, letters of appointment or designation of attorney form (if the Transfer is requested due to a Member’s death).
☐	Title page, signature page and trustee indemnification page of trust instrument (if the Transfer is to a trust).
☐
Resolution of board or governing body approving the Transfer, and copies of bylaws, operating or partnership agreement, as applicable (if Transfer is from or to a corporation, limited liability company or partnership).

5.           Assignment of Assigned Units:

(a)
For good and valuable consideration paid by Transferee to Transferor, the receipt and sufficiency of which are hereby acknowledged by the Transfer Parties, Transferor hereby sells, transfers and assigns to Transferee, effective upon the effectiveness of this Agreement, all of Transferor’s right, title and interest in and to the Assigned Units.  The Assigned Units so transferred shall include, without limitation, the following: (i) that portion of Transferor’s capital account reflected on the books of the Company that is attributable to the Assigned Units, (ii) Transferor’s right, title and interest in and to the assets of the Company and the Profits, Losses and Distributions, if any, of the Company attributable to the Assigned Units; and (iii) the right to vote as a Member of the Company as provided in the Operating Agreement attributable to the Assigned Units.

(b)
Upon the effectiveness of this Agreement, Transferee shall be entitled to exercise all of the rights, powers and privileges, and shall be obligated to perform all of the duties and obligations, of Transferor which may presently or hereafter exist with respect to the Assigned Units.  This Agreement shall be binding on and inure to the benefit of the successors, legal representatives, and assigns of Transferee and Transferor.

(c)	TRANSFEROR AND TRANSFEREE ACKNOWLEDGE THAT THE PROPOSED TRANSFER IS INCOMPLETE AND INVALID UNLESS AND UNTIL THE COMPANY’S BOARD OF DIRECTORS APPROVES THIS AGREEMENT.

6.           Representations, Warranties and Covenants of Transferee:

Transferee hereby acknowledges, represents and warrants to, and agrees with, the Transferor and the Company as follows:

(a)	Transferee has reached the age of majority in the state in which Transferee resides.

(b)	Transferee is not relying on any information provided by the Company to the Transferee with respect to Transferee’s acquisition of the Assigned Units.

(c)
Transferee intends to acquire the Assigned Units for his/her/its own account without a view to subsequent distribution or resale and that he/she/it has no contract, undertaking, agreement or arrangement to sell or otherwise Transfer or dispose of any of the Assigned Units or any portion thereof to any other person.

(d)
Transferee understands that the Assigned Units are subject to substantial restrictions on Transfer under applicable tax and securities laws along with restrictions in the Operating Agreement and agrees that if the Assigned Units or any part thereof are sold or distributed in the future, the Transferee shall sell or distribute them pursuant to the terms of the Operating Agreement, and the requirements of the Securities Act of 1933, applicable analogous state laws, and applicable tax laws.

(e)
Transferee agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of Units from the Transferor to the Transferee.

(f)	Transferee understands that, to enforce the above restrictions, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all Assigned Units.

(g)
Under penalties of perjury, Transferee certifies that: (i) the number shown on this Agreement is the Transferee’s correct taxpayer identification number (or the Transferee is waiting for a number to be issued), and (ii) the Transferee is not subject to backup withholding because: (A) he/she/it is exempt from backup withholding, or (B) he/she/it has not been notified by the Internal Revenue Service that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified him/her/it that he/she/it is no longer subject to backup withholding.

(h)
Transferee has received a copy of the Operating Agreement and acknowledges that the Assigned Units are subject to various restrictions on transfer set forth in the Operating Agreement and agrees that all such restrictions shall apply to the Assigned Units.

(i)
Within five days after receipt of a request from the Company, Transferee hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all provisions of the Operating Agreement and laws, regulations and ordinances to which the Company is subject.

(j)
The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by Transferee to the Transferor and the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the closing of the assignment of the Assigned Units as if made on and as of such date and shall survive such date.

(k)
Transferee hereby accepts the foregoing assignment, and by signing this document expressly agrees to be bound by all of the terms, covenants, conditions and obligations imposed on or applicable to the Assigned Units, agrees to be bound by the terms and conditions set forth in the

Operating Agreement, and assumes and agrees to pay and perform any and all duties, obligations and liabilities which may hereafter arise with respect to the Assigned Units.

(l)
TRANSFEREE ACKNOWLEDGES AND UNDERSTANDS THAT THE ASSIGNMENT OF THE ASSIGNED UNITS CONTEMPLATED IN THIS AGREEMENT WILL BE OF NO FORCE OR EFFECT UNTIL SUCH TIME AS THE COMPANY HAS DETERMINED, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT: (i) SUCH TRANSFER WOULD NOT (A) RESULT IN THE TERMINATION OF THE COMPANY UNDER SECTION 708 OF THE INTERNAL REVENUE CODE, (B) CAUSE THE COMPANY TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION FOR TAX PURPOSES, OR (C) CAUSE THE COMPANY TO BE A “PUBLICLY TRADED PARTNERSHIP” UNDER THE INTERNAL REVENUE CODE; (ii) THE TRANSFEREE HAS PAID THE COMPANY ANY AND ALL COSTS AND EXPENSES INCURRED BY THE COMPANY IN CONNECTION WITH SUCH TRANSFER; AND (iii) THE TRANSFEREE HAS COMPLIED WITH ALL OTHER REQUIREMENTS NECESSARY TO CREATE AN EFFECTIVE TRANSFER OF THE ASSIGNED UNITS.

7.           Representations, Warranties and Covenants of Transferor:

Transferor hereby acknowledges, represents and warrants to, and agrees with, the Transferee and the Company as follows:

(a)	Transferor represents that the proposed Transfer of the Assigned Units is exempt from the applicable registration requirements of any Securities Act.

(b)
Transferor hereby covenants that it will, at any time, and from time to time, upon written request therefor, execute and deliver to Transferee any new or confirmatory instruments, and do and perform any and all other acts, which Transferee may reasonably request in order to fully assign, transfer and vest the Assigned Units in Transferee.

(c)
Transferor agrees to indemnify and hold the Company harmless for any damage, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from the improper Transfer of Units from the Transferor to the Transferee.

(d)
Transferor understands that, to enforce the restrictions contained in Section 6 above, the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all Assigned Units.

(e)
Under penalties of perjury, Transferor certifies that: (i) the number shown on this Agreement is the Transferor’s correct taxpayer identification number (or the Transferor is waiting for a number to be issued), and (ii) the Transferor is not subject to backup withholding because: (A) he/she/it is exempt from backup withholding, or (B) he/she/it has not been notified by the Internal Revenue Service that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified him/her/it that he/she/it is no longer subject to backup withholding.

8.           Miscellaneous:

(a)
Upon the satisfaction of all of the conditions set forth in this Agreement and the Operating Agreement, and upon the Company’s acceptance of the Transfer, the Company will make a proper notation of such Transfer in the Company’s records and reflect the ownership of the Assigned Units in the name of the Transferee in its Unit register.

(b)	This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, but all of which together constitute one and the same instrument.

(c)	This Agreement shall be governed by the laws of the state of Delaware, without regard to its conflicts of laws provisions.

[Remainder of page intentionally left blank]

INDIVIDUAL TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.

TRANSFEROR:

Signature:__________________________________________________

Printed Name:_______________________________________

INDIVIDUAL TRANSFEROR ACKNOWLEDGMENT:

STATE OF _________                      )
) ss.
COUNTY OF _________                   )

The foregoing instrument was acknowledged before me this ____ day of ________, by _________________________.

________________________________________
Notary Public

My Commission Expires:

                ___________________________________

ENTITY TRANSFEROR SIGNATURE PAGE

Dated this ____ day of ______________, 20___.

TRANSFEROR:

_______________________________________________
(Transferor name)

By:________________________________________

Name:______________________________________

ENTITY ACKNOWLEDGMENT

State of ____________________)
County of __________________) ss.

On this _____ day of ______________, 200__ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

__________________________________________
Notary Public/Commissioner of Oath

My Commission Expires_________________

INDIVIDUAL TRANSFEREE SIGNATURE PAGE

TRANSFEREE:

Signature:_________________________________________

Printed Name:______________________________________

INDIVIDUAL TRANSFEREE ACKNOWLEDGMENT:

STATE OF _________                      )
) ss.
COUNTY OF _________                   )

The foregoing instrument was acknowledged before me this ____ day of _____________, by _________________________.

________________________________________
Notary Public

My Commission Expires:

ENTITY TRANSFEREE SIGNATURE PAGE

Dated this ____ day of ______________, 20___.

TRANSFEREE:

_______________________________________________
(Transferee name)

By:____________________________________

Name:__________________________________

ENTITY ACKNOWLEDGMENT

State of ____________________)
County of __________________) ss.

On this _____ day of ______________, 200__ before me ___________ the undersigned officer, personally appeared ________________ known personally to me to be the ________________ of the above named __________________________ and acknowledged that he/she, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the _____________________ by himself/herself as the _________________ of such ________________________-.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

__________________________________________
Notary Public/Commissioner of Oath

My Commission Expires_________________

Consent to the Transfer and Assignment of Units:

THE COMPANY:

Zea Capital Fund LLC,
a Delaware limited liability company

Signature:_______________________________________

Printed Name:____________________________________

Title:___________________________________________

Date: ___________________________________________